UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 14, 2005


                    Federal Agricultural Mortgage Corporation
               -------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Federally chartered
         instrumentality of
         the United States               0-17440             52-1578738
  (State or other jurisdiction of      (Commission         (I.R.S. Employer
   incorporation or organization)      File Number)       Identification No.)



 1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.       20036
 -----------------------------------------------------------   ------------
          (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (202) 872-7700


                                    No change
                              --------------------
          (Former name or former address, if changed since last report)

Section 7 - Regulation FD

Item 7.01.  Regulation FD Disclosure.

     On November 14, 2005, Farmer Mac issued a press release to announce an alliance agreement with the American Bankers Association. A copy of the press release is attached to this report as Exhibit 99.


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

            99. Press Release dated November 14, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION



                                    By:   /s/ Jerome G. Oslick
                                       ---------------------------------
                                        Name:  Jerome G. Oslick
                                        Title: Vice President - General Counsel




Dated:      November 14, 2005